                                                                   EXHIBIT 10.11

                          WAFER FABRICATION AGREEMENT
                          ---------------------------

     This Wafer Fabrication Agreement (the "Agreement") is entered into and effective as of March 29, 1997 (the "Effective Date"), by and between Cypress Semiconductor Corporation, a Delaware corporation with its principal place of business at 3901 North First Street, San Jose, California 95134 ("Cypress") and QuickLogic Corporation, a California corporation with its principal place of business at 1277 Orleans Drive, Sunnyvale, California 94089 ("QuickLogic").

                                    RECITALS

     WHEREAS, QuickLogic desires to have certain products manufactured by Cypress;

     WHEREAS, Cypress is willing to manufacture such products for QuickLogic;
and

     THEREFORE, in exchange for good and valuable consideration and the mutual covenants set forth below, the parties agree as follows:


                                   AGREEMENT

      1.  DEFINITIONS
          -----------

          (a) "Baseline Sort Yield" means the average die yield per wafer start
               -------------------
calculated over the [*] period preceding the date of calculation as specified in Exhibit C.

          (b) "Confidential Information" means any information disclosed by
               ------------------------
either party to the other party, whether directly or indirectly, and whether in writing, orally or by inspection of tangible objects (including without limitation documents, prototypes, samples, plant and equipment), of a confidential or proprietary nature. Confidential Information shall include, without limitation, the terms and conditions of this Agreement, and any information relating to Cypress' manufacturing processes. "Confidential Information" shall not include information that: (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (ii) is known and has been reduced to tangible form by the receiving party at the time of disclosure and is not subject to restriction;
(iii) is independently developed by the receiving party without use of the disclosing party's Confidential Information; (iv) is lawfully obtained from a third party who has the right to make such disclosure; or (v) is released for publication by the disclosing party in writing.

          (c) "Month" means a month as defined by the Cypress corporate
               -----
              calendar.

          (d) "Products" means the wafer types set forth in Exhibit A hereto.
               --------

          (e) "Week" means a week as defined by the Cypress corporate calendar.
               ----

----------
* An asterisk indicates confidential material that has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     2.   AGREEMENT TO MANUFACTURE
          ------------------------

          (a) Supply.  Cypress agrees to manufacture and sell Products to
              ------
QuickLogic, subject to the maximum wafer starts per Week set forth in Exhibit B, and QuickLogic agrees to purchase its requirements of such Products from Cypress, all on the terms and conditions set forth herein.

          (b)  Process and Sort Changes.
               ------------------------

          (i) QuickLogic may request commercially reasonable sort changes and [*] shall pay all costs associated with such changes. QuickLogic may also request process changes, which shall be subject to Cypress's prior written approval which approval shall not be unreasonably withheld. In the event of a process change requested by QuickLogic, the parties will discuss whether the change will be implemented, under what guarantee conditions, if any, and which party shall bear the cost of such process change. In the event of a sort change requested by QuickLogic, the yields set forth in Exhibit C shall not apply during the first [*] of production of Products with such sort change ("Yield Testing Period"), and the Baseline Sort Yields of Products manufactured with such sort change shall be measured during the Yield Testing Period. If the Baseline Sort Yield for a Product during the Yield Testing Period is less than the Baseline Sort Yield for such Product set forth in Exhibit C, such Baseline Sort Yield set forth in Exhibit C shall be adjusted to the Baseline Sort Yield for such Product over the Yield Testing Period.

          (ii) Cypress may make process changes in the manufacture of the Products without QuickLogic's approval of such changes. If Cypress makes a process change, Cypress's Director of Engineering (FAB II) will notify QuickLogic's Director of Process or the QuickLogic personnel on-site at FAB II prior to implementation and obtain input, if any, from QuickLogic. [*] provided however that if [*] are necessary and a [*], as agreed by [*] which agreement shall not be unreasonably withheld, [*] as long as the change can be verified and qualified by Cypress within the Cypress foundry (i.e. through sort and ETEST). If the process change cannot be verified and qualified within the Cypress foundry, it is further understood and agreed that [*] will pay for the costs of packaging and testing.

          (c) Product Revisions.  In the event the Products are changed pursuant
              -----------------
to Section 2(b)(i) or 2(b)(ii) as described in this Article 2, except as otherwise expressly provided in Section 2(b)(ii) above with respect to reticles, QuickLogic will provide Cypress with all tooling (e.g., such as masks, probe cards, etc.) necessary to manufacture the Products as modified.

          (d) Original and Replacement Tooling; Document Control; Frame
              ---------------------------------------------------------
Generation. Tooling (e.g., masks, probe cards, etc.) for each Product shall be
----------
paid for by QuickLogic, except for replacement of tooling damaged through the gross negligence, recklessness or willful misconduct of Cypress. Cypress will assist QuickLogic as required in the areas of document control and frame


----------
* An asterisk indicates confidential material that has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

generation.

          (e) Equipment Transfers.  Within forty (40) days after the later of
              -------------------
the date of invoice for the equipment transfer referenced below or the actual date of transfer, [*] shall pay to [*] all costs and expenses associated with the transfer of the amorphous silicon equipment used for the manufacture of the Products to Cypress's FAB II site, provided that such costs and expenses shall not to exceed [*]. The date of equipment transfer shall occur after such amorphous silicon equipment in FAB I is no longer in use.

          (f) Technical Assistance.  Cypress agrees to provide up to two (2)
              --------------------
QuickLogic employees on a full-time basis with access to Cypress facilities, equipment, and personnel for the sole purposes of performing sustaining engineering and step reduction.


     3. PURCHASE PRICE AND PAYMENT
        --------------------------

          (a) Purchase Prices.  The prices for Products manufactured by Cypress
              ---------------
hereunder shall be as set forth in Exhibit D ("Purchase Prices").

          (b) Purchase Price Reductions.  If Cypress and QuickLogic mutually
              -------------------------
agree in writing to reduce the number of steps in the manufacture of any Product, then the Purchase Price for such Product shall be reduced in accordance with the applicable formula set forth in Exhibit D.

          (c) Payment Terms.  Payment shall be due net forty-five (45) days
              -------------
after the date of the invoice. Any amounts not paid within forty-five (45) days shall accrue interest at the rate of one and one-half percent (1.5%) per month or the highest rate permitted by law, whichever is lower.

          (d) Taxes.  In addition to all payments due under this Agreement,
              -----
unless QuickLogic provides Cypress with a valid resale or other tax exemption certificate authorized by the appropriate taxing authority, QuickLogic shall pay any sales, use, or other taxes, duties or charges of any kind (including foreign withholding or value-added taxes) imposed by any federal, state or local or foreign government entity with regard to the delivery or sale of products or services provided under this Agreement, excluding only taxes based solely on Cypress' net income or gross receipts.


     4.   FORECASTS; PURCHASE ORDERS; DELIVERY
          ------------------------------------

          (a) Purchase Orders.  All purchases and sales of Products between the
              ---------------
parties shall be set forth in written purchase orders. Such orders shall state wafer starts per Week, delivery dates, and shipping instructions.

          (b) Acceptance of Orders; Maximum Wafer Starts.  Each purchase order
              ------------------------------------------
shall be

----------
* An asterisk indicates confidential material that has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

subject to Cypress' written acceptance; provided, however, that Cypress shall not withhold acceptance of any purchase orders issued in accordance with the provisions of Section 4(c) below that are otherwise consistent with the terms of this Agreement. Notwithstanding the foregoing, in no event shall Cypress be obligated to accept any purchase order calling for a number of wafer starts per Week that exceeds the maximum allowable wafer starts per Week set forth in Exhibit B. If QuickLogic desires more wafers than the allowed maximum, Cypress has the option of not providing them, or if Cypress chooses to provide wafers in excess of the allowed maximum, the price will be negotiated. Purchase orders accepted by Cypress shall supersede previous purchase orders to the extent such previous purchase orders have not yet been fulfilled. Purchase orders accepted by Cypress shall be firm and binding upon QuickLogic, except as otherwise provided in Section 4(c).

          (c)  Purchase Order Commitments.  Within    days of the Effective Date
               --------------------------
and prior to each and every subsequent Month, QuickLogic shall give to Cypress a purchase order covering [*] of wafer starts ("[*] Purchase Order"). The first [*] of each [*] Purchase Order shall be firm and binding upon QuickLogic.

          (i) In each and every [*] Purchase Order submitted to Cypress, except the first such [*] Purchase Order: (A) the quantity of wafer starts called for in the [*] of such [*] Purchase Order shall be equal to the quantity of wafer starts called for in such [*] in the preceding [*] Purchase Order; (B) the quantity of wafer starts called for in the [*] of such [*] Purchase Order shall be equal to the quantity of wafer starts called for in such [*] in the preceding [*] Purchase Order; (C) the quantity of wafer starts called for in the [*] of such [*] Purchase Order may be [*], but any [*] shall not exceed [*] multiplied by the quantity of wafer starts called for in such [*] in the preceding [*] Purchase Order; and (D) the quantity of wafer starts called for in the [*] of such [*] Purchase Order may be [*] in any amount, subject to Section 4(b).

          (ii) Cypress has the option of building ahead wafers; provided, however, that the quantity of such wafer starts shall not exceed the [*] of (A) [*] multiplied by the quantity of wafer starts per Week called for in the [*] of such [*] Purchase Order; and (B) the quantity of wafer starts called for in the [*] of such [*] Purchase Order. QuickLogic must pay for finished wafers and work-in-progress that Cypress has opted to build ahead in accordance with this
Section 5(c)(ii).

          (iii) QuickLogic shall participate in Cypress' Weekly wafer start meetings, at which QuickLogic will provide to Cypress the Product mix of both requested material and build ahead material (if any) to be started in the following Week.

          (d) Controlling Document.  The terms and conditions of this Agreement,
              --------------------
including without limitation all Purchase Prices, shall control all sales of Products hereunder, and any additional or different terms or conditions in either party's purchase order, acknowledgment, or

----------
* An asterisk indicates confidential material that has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

similar document shall be of no effect, unless agreed to in writing by duly authorized representatives of both parties.

          (e) Shipping and Delivery.  Delivery shall be F.O.B. Cypress'
              ---------------------
facilities. Cypress shall not ship wafers earlier than the delivery date specified in QuickLogic's purchase order, it being understood that if Cypress builds ahead wafers pursuant to a purchase order submitted by QuickLogic, delivery may be made pursuant to the requested delivery date stated in such purchase order. QuickLogic shall have the right to designate the method of shipment, but if Cypress has not received such designation within a reasonable time prior to the scheduled delivery date, Cypress may, at its discretion, make arrangements for delivery to QuickLogic in accordance with its existing shipping practices.


     5. YIELDS
        ------

          (a) Yield.  For each [*] period during the term of this Agreement,
              -----
subject to Section 2(b)(i) above, the average die yields per wafer start during each such period shall equal or exceed the applicable [*] die yields per wafer start set forth in Exhibit C. For each [*] period during the term of this Agreement, subject to Section 2(b)(i) above, the average die yields per wafer start during each such period shall equal or exceed the applicable [*] die yields per wafer start set forth in Exhibit C. QuickLogic's exclusive remedy and Cypress' sole obligation in the event the die yields per wafer start set forth in Exhibit C are not met shall be for Cypress to promptly start additional wafers to make up the yield shortfall as quickly as reasonably possible; provided, however, than in no event is Cypress under any obligation to have the total number of wafer starts in any given Week exceed [*] multiplied by the maximum allowed starts per Week set forth Exhibit B. The Purchase Price for such additional wafers in 1997 shall be the lower of the Purchase Prices for such Products set forth in Exhibit D.

          (b)  Disputes.
               --------

          (i) Any dispute, controversy or claim arising out of or relating to a breach by Cypress of its obligations under Section 5(a) above, shall be resolved by final and binding arbitration. Such dispute shall be administered by the American Arbitration Association ("AAA") in accordance with Commercial Rules then in effect. The arbitration shall be conducted by a sole arbitrator who shall have experience with the manufacture of semiconductor products. The arbitration shall be held in Santa Clara County.

          (ii) The parties require that the arbitration proceed as expeditiously as possible. The arbitration shall commence upon the submission of a Demand for Arbitration to the AAA. The appointment of the sole arbitrator will be made within ten (10) business days of such submittal. Within thirty (30) days of the filing of the Demand for Arbitration, each party shall prepare and submit a full statement of its claims which will set forth such party's position with

----------
* An asterisk indicates confidential material that has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

respect to the dispute in question. The arbitration shall be completed within sixty (60) days of the filing of the Demand for Arbitration. The arbitrator's award shall be rendered within five (5) business days of the close of arbitration. The arbitrator shall select as his or her decision the position of one or the other party. The arbitrator shall not have authority to render any substantive decision other than to so select the position of either Cypress or QuickLogic. The costs of the arbitration shall be shared equally by the parties and each party shall bear its own expenses. During the pendency of any arbitration, except in the event of a dispute over payment for Products hereunder, Cypress shall commence wafer starts called for by the most recent [*] Purchase Order in accordance with Section 5(a) above, which wafers shall be paid for by QuickLogic pursuant to Article 3 above.

          (iii) The parties acknowledge that QuickLogic may be irreparably harmed in the event Cypress breaches its obligations under Sections 5(a) and/or 5(b) above. Cypress further agrees not to oppose or contest in any way QuickLogic's efforts to seek temporary injunctive relief. Cypress therefore agrees that except in the event of a dispute over payment for Products where Cypress has not unilaterally changed the pricing or payment terms hereunder, QuickLogic may immediately seek to obtain a court order pursuant to the Temporary Order for Specific Performance attached hereto as Exhibit E requiring specific performance by Cypress of its obligations under Sections 5(a) and/or 5(b) during the pendency of any arbitration.


     6.   WARRANTIES AND DISCLAIMER
          -------------------------

          (a) Mutual Warranties.  Each party warrants that it has full power and
              -----------------
authority to enter into this Agreement, to carry out its obligations under this Agreement and to grant the rights granted hereunder.

          (b) Disclaimers.  EXCEPT AS PROVIDED IN THIS ARTICLE 6, CYPRESS AND
              -----------
QUICKLOGIC DISCLAIM ALL OTHER WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF
MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.


     7.   TERM AND TERMINATION OF AGREEMENT
          ---------------------------------

          (a) Term.  This Agreement shall commence upon the Effective Date and,
              ----
unless terminated sooner in accordance with Section 7(b), shall expire on December 31, 2001.

          (b) Termination for Cause By Either Party.  Either party will have the
              -------------------------------------
right to terminate this Agreement immediately upon written notice at any time if:

          (i) The other party is in material breach of any warranty, term, condition

----------
* An asterisk indicates confidential material that has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

or covenant of this Agreement and fails to cure that breach within thirty (30) days after written notice of that breach stating the first party's intention to terminate;

          (iii) The other party: (A) becomes insolvent; (B) fails to pay its debts or perform its obligations in the ordinary course of business as they mature; (C) admits in writing its insolvency or inability to pay its debts or perform its obligations as they mature; or (D) makes an assignment for the benefit of creditors.

          (c) Return of Materials.  Any materials, information, test programs,
              -------------------
procedures or Confidential Information provided to one party by the other party hereunder shall be maintained in confidence by the receiving party and shall be returned to disclosing party upon termination of this Agreement or when no longer needed in connection with its performance under this Agreement.

          (d) Effect of Termination.  Upon termination of this Agreement, each
              ---------------------
party will be released from all obligations and liabilities to the other occurring or arising after the date of such termination, except that the provisions of Articles 3, 6, 8, 9, 10 and 11, and Sections 4(e), 7(c), and 7(d) will survive termination of this Agreement. Neither party will be liable to the other for damages of any sort solely as a result of terminating this Agreement in accordance with its terms. Termination of this Agreement will be without prejudice to any other right or remedy of either party.


      8.  CONFIDENTIALITY
          ---------------

          (a) Confidentiality.  Each party will protect Confidential Information
              ---------------
disclosed to it from unauthorized dissemination and use with the same degree of care that each such party uses to protect its own like information but in no event with less than reasonable care. Except as expressly provided in Section 8(b) below, neither party will use Confidential Information disclosed to it for purposes other than those necessary to directly further the purposes of this Agreement, nor disclose to third parties Confidential Information disclosed to it without the prior written consent of the other party.

          (b)  Authorized Disclosures.
               ----------------------

          (i) QuickLogic may disclose to Taiwan Semiconductor Manufacturing Corporation ("TSMC") the amorphous silicon process recipes and equipment specifications for the purpose of manufacture of products for QuickLogic by TSMC.

          (ii) Either party may disclose the existence of, and the terms and conditions of, this Agreement as may be required by law, or to governmental departments, agencies, or other bodies, including, without limitation, the Securities and Exchange Commission, and to make a public announcement of the transactions contemplated by this Agreement to the extent that it, in its sole discretion reasonably exercised, is of the view that such announcement is required or deemed advisable in order to meet its obligations under the securities laws or stock exchange requirements in the United States, or in connection with (a) a private or public offering of securities, and (b) any filing and disclosure obligations under the Securities Act or the Exchange Act, including without limitation the filing of this Agreement and all exhibits with the Securities and Exchange Commission; provided that prior to making such disclosure the party making the disclosure shall provide particulars thereof to the other party sufficiently in advance of the disclosure to receive comments from the other party with respect to the disclosure and the obtaining of a protective order with respect to the protection of confidentiality of the disclosure and/or applying for confidential treatment for such disclosure if requested by the other party.

          (c) Limited License to Cypress.  QuickLogic authorizes Cypress to use
              --------------------------
Confidential Information supplied by QuickLogic under this Agreement solely for the purpose of manufacturing Products.


     9.   OWNERSHIP AND INTELLECTUAL PROPERTY INDEMNITY
          ---------------------------------------------

          (a) Ownership.  Except as expressly provided in this Agreement,
              ---------
neither party grants to the other party under this Agreement any right, title, or interest in or to such party's technology, proprietary information, Confidential Information, patent rights, copyrights, mask work rights, trade secret rights or other intellectual property rights.

          (b) Intellectual Property Indemnity.
              -------------------------------

          (i) QuickLogic agrees to defend and/or settle any claims, actions or proceedings ("Claims") brought by a third party against Cypress to the extent based upon a claim alleging that the Products or the manufacture or use thereof infringes any patent right, copyright, mask work right, trade secret or other intellectual property right of any third party (excluding claims to the extent they allege that portions of the manufacturing process developed solely by Cypress, or jointly by Cypress and QuickLogic under the Existing Agreement, infringes an intellectual property right of a third party), and QuickLogic agrees to pay any settlements entered into or final damages awarded against Cypress with respect to such Claims; provided that Cypress will provide reasonably prompt notice of Claims thereof and reasonable assistance in connection with the defense thereof (at QuickLogic's expense), and will allow QuickLogic full control of the defense and settlement thereof, it being understood and agreed that Cypress may participate in the defense and/or settlement of Claims at its own expense with counsel of its own choosing.

          (ii) Cypress agrees to defend and/or settle any claims, actions or proceedings ("Claims") brought by a third party against QuickLogic to the extent based upon a claim alleging that the manufacturing process developed solely by Cypress and used in the manufacture of the Products infringes any patent right, copyright, trade secret or other intellectual property right of any third party (it being understood that this Section 9(b)(ii) specifically excludes claims alleging that portions of the manufacturing process developed jointly by QuickLogic and Cypress under the

Existing Agreement infringe an intellectual property right of a third party), and Cypress agrees to pay any settlements entered into or final damages awarded against QuickLogic with respect to such Claims; provided that QuickLogic will provide reasonably prompt notice of Claims thereof and reasonable assistance in connection with the defense thereof (at Cypress's expense), and will allow Cypress full control of the defense and settlement thereof, it being understood and agreed that QuickLogic may participate in the defense and/or settlement of Claims at its own expense with counsel of its own choosing.


     10.  LIMITATION OF LIABILITY
          -----------------------

     EXCEPT FOR LIABILITY ARISING UNDER ARTICLES 8 OR 9 HEREOF, IN NO EVENT SHALL EITHER PARTY BE LIABLE UNDER THIS AGREEMENT FOR ANY LOST PROFITS, LOSS OF GOODWILL, OVERHEAD, COST OF COVER OR OTHER INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, HOWEVER CAUSED, AND WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR OTHERWISE. THESE LIMITATIONS SHALL APPLY EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY STATED HEREIN.


      11. MISCELLANEOUS
          -------------

          (a) Relationship of Parties.  Each party is an independent contractor
              -----------------------
and this Agreement shall not be construed as creating a partnership, joint venture or employment relationship between the parties or as creating any other form of legal association that would impose liability on one party for the act or failure to act of the other party.

          (b) Assignment.  The rights and liabilities of the parties hereto will
              ----------
bind and inure to the benefit of their respective permitted successors and assigns, as the case may be. Neither party may assign or delegate its obligations under this Agreement either in whole or in part, without the prior written consent of the other party, except to a person or entity into which it has merged or which has otherwise succeeded to all or substantially all of its business and assets, by merger, reorganization or otherwise. Any attempted assignment in violation of the provisions of this Section 11(b) will be void. Notwithstanding the foregoing, Cypress may cause one or more of its affiliates or subsidiaries to perform its obligations under this Agreement, provided that no such delegation shall serve to excuse, terminate or otherwise limit the continuing obligations of Cypress hereunder.

          (c) Force Majeure.  Neither party will be liable for any failure or
              -------------
delay in its performance under this Agreement due to causes, including, but not limited to, an act of God, act of civil or military authority, fire, epidemic, flood, earthquake, riot, war, sabotage, labor shortage or dispute, and governmental action, which are beyond its reasonable control; provided that the delayed party: (i) gives the other party written notice of such cause promptly, and (ii) uses its reasonable efforts to correct such failure or delay in its performance. The delayed party's time for performance or cure under this Section 11(c) will be extended for a period equal to the duration of the cause.

          (d) Applicable Law.  This Agreement will be interpreted and governed
              --------------
by the laws of the State of California, without reference to conflict of laws principles.

          (e) Arbitration. Except as provided in Section 5(b), any dispute
              -----------
arising between the parties with respect to this Agreement shall be settled by arbitration conducted in Santa Clara County. If either party wishes to commence an arbitration hereunder, it shall serve written notice to such effect on the other party and, within 45 days thereafter, the parties shall mutually select a single arbitrator to conduct such arbitration from among a list of retired federal and state trial court judges eligible to serve in such capacity furnished to the parties by the American Arbitration Association. If the parties are unable to select an arbitrator by mutual agreement within such period, the arbitrator shall be selected by the American Arbitration Association in accordance with its procedures. In conducting the arbitration, the arbitrator shall apply the Commercial Arbitration Rules of the American Arbitration Association as modified by any other instructions that the parties may agree upon at the time, except that each party shall have the right to conduct discovery in any manner and to any extent authorized by the Federal Rules of Civil Procedure as interpreted by the federal courts. The arbitrator's award shall be final and unappealable. A judgment upon the award may be entered in any court having jurisdiction of the parties.

          (f) Severability.  If any provision of this Agreement is held to be
              ------------
invalid by a court of competent jurisdiction, then the remaining provisions shall nevertheless remain in full force and effect. In such event, the parties agree to negotiate, in good faith, a legal and enforceable substitute provision which most nearly effects the parties' intent in entering into this Agreement.

          (g) Notices.  All notices required or permitted under this Agreement
              -------
will be in writing and will be deemed given when:  (i) delivered personally;
(ii) sent by confirmed telex or facsimile; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a commercial overnight carrier specifying next day delivery, with written verification of receipt. All communications will be sent to the respective addresses first set forth above or to such other address as may be designated by a party by giving written notice to the other party pursuant to this Section 11(g). All communications will be sent to the attention of:

               To Cypress:

               To QuickLogic:

          (h) No Waiver.  No amendment or modification of this Agreement, nor
              ---------
any
waiver of any rights, will be effective unless assented to in writing by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default.

          (i) No Rights in Third Parties.  This Agreement is made for the
              --------------------------
benefit of the parties and their respective subsidiaries and affiliates, if any, and not for the benefit of any third parties.

          (j) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

          (k) Headings and References.  The headings and captions used in this
              -----------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (l) Construction.  This Agreement has been negotiated by the parties
              ------------
and their respective counsel. This Agreement will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

          (m) Export Controls.  The obligation of Cypress to provide the
              ---------------
Products, as well as any technical assistance, shall be subject in all respects to such United States laws and regulations as shall from time to time govern the license and delivery of technology and products abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, Bureau of Export Administration. QuickLogic warrants that it will comply with the Export Administration Regulations and all other applicable United States laws and regulations governing exports in effect from time to time.

          (n) Complete Agreement.  This Agreement is the complete and entire
              ------------------
expression of the agreement between the parties regarding the subject matter hereof, and shall supersede and replace any and all prior agreements, communications, and understandings (both written and oral) regarding such subject matter.

     IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Agreement, effective as of the Effective Date.


QUICKLOGIC, INC.


By: /s/ E. Thomas Hart
   ----------------------------------------

Title: President and CEO
      -------------------------------------

Name:  E. Thomas Hart
      -------------------------------------
                     (Print)


CYPRESS SEMICONDUCTOR CORPORATION


By: /s/ Emmanuel Hernandez
   ----------------------------------------

Title: CFO
      -------------------------------------

Name:  Emmanuel Hernandez
      -------------------------------------
                     (Print)

                                   EXHIBIT A
                                   ---------

                                   PRODUCTS
                                   --------



Devices
-------
382
384
386
388
3803
3805
3807
3809

                                   EXHIBIT B
                                   ---------

                         MAXIMUM WAFER STARTS PER WEEK
                         -----------------------------



The maximum allowable wafer starts per Week shall be as follows:


1997   -      [*] wafers/Week
1998   -      [*] wafers/Week
1999   -      [*] wafers/Week
2000   -      [*] wafers/Week
2001   -      [*] wafers/Week

----------
* An asterisk indicates confidential material that has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                   EXHIBIT C
                                   ---------

                             YIELDS PER WAFER START
                             ----------------------


     The tables below set forth the yield/wafer start on a rolling [*] and [*] output. [*] Formula: wafer starts x [*] x [*]. [*] Formula: wafer starts x [*] x [*].

                         [*] YIELDS PER WAFER START

  PRODUCT                [*]                             GUARANTEED
                                                        DIE OUT/START

    382   [*]                 [*]                 =          [*]

    384   [*]                 [*]                 =          [*]

    386   [*]                 [*]                 =          [*]

    388   [*]                 [*]                 =          [*]

   3807   [*]                 [*]                 =          [*]

   3805 Will be established based on a consecutive [*] period designated by QuickLogic and will be applicable immediately after such designation.

   3809
   3803

                         [*] YIELDS PER WAFER START

  PRODUCT                         [*]                    GUARANTEED
                                                        DIE OUT/START

    382   [*]                 [*]                 =          [*]

    384   [*]                 [*]                 =          [*]

    386   [*]                 [*]                 =          [*]

    388   [*]                 [*]                 =          [*]

   3807   [*]                 [*]                 =          [*]

   3805 Will be established based on a consecutive [*] period designated by QuickLogic and will be applicable immediately after such designation.

   3809

   3803


----------
* An asterisk indicates confidential material that has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                 EXHIBIT D
                                 ---------

                                PURCHASE PRICE
                                --------------

D.1  Purchase Prices:
     ----------------


                           1997              1998                1999           2000           2001
                  Q1    Q2    Q3    Q4    1H      2H
                       Starts/Week
Up to the         [*]   [*]   [*]   [*]    Up to [*]            Up to [*]      Up to [*]      Up to [*]
following wafer                              Wafer                Wafer          Wafer          Wafer
starts per Week                           Starts/Week          Starts/Week    Starts/Week    Starts/Week

PASIC 1              [*]/wafer out      [*]      [*]              [*]           [*]           [*]

PASIC 2              [*]/wafer out      [*]      [*]              [*]           [*]            [*]

                        Over the
                     foregoing wafer
                     starts per Week
                     for 1997, and up
                       to * wafers
                        per Week
PASIC 1                     *

PASIC 2                     *

D.2  Step Reductions.  The following formulas shall be applied pursuant to
     ---------------
Section 3(b):

     (a) [*] Formula.  The Purchase Price for a Product shall be
         -----------
     decreased in accordance with the following formula:

Adjusted Purchase Price =  the Original Purchase Price less an amount equal to:

[*]

(1) Calculated in accordance with Cypress's normal procedures.

     (b) [*] Formula.  In cases in which a reduction in steps includes the
         -----------
removal of a step requiring [*], the Purchase Price for a Product shall be decreased in accordance with the following formula instead of the formula of D.2(a) above:


----------
* An asterisk indicates confidential material that has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Adjusted Purchase Price per Product = the Original Purchase Price per Product less an amount equal to:

[*]

(1) Calculated in accordance with Cypress's normal procedures.


----------
* An asterisk indicates confidential material that has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                   EXHIBIT E
                                   ---------
                FORM OF TEMPORARY ORDER FOR SPECIFIC PERFORMANCE
                ------------------------------------------------




                         SUPERIOR COURT OF CALIFORNIA

                             COUNTY OF SANTA CLARA


QUICKLOGIC CORPORATION, )  CASE NO:
                        )
             Petitioner,)  ORDER FOR PRELIMINARY
                        )  INJUNCTION
      v.                )
                        )  DATE:
CYPRESS SEMICONDUCTOR   )  TIME:
CORPORATION,            )  DEPT:
                        )
            Respondent. )
                        )
------------------------

     Upon consideration of the written Application of petitioner QuickLogic Corporation ("QuickLogic") for a preliminary injunction, the verified petition, the Demand for Arbitration, the Memorandum of Points and Authorities and Declarations filed in support of the Application, and it appearing to the satisfaction of the Court that this is a proper case for granting a preliminary injunction, and that, except for disputes pertaining to payment of Products where Cypress has not unilaterally changed the prices or payment terms under the Wafer Fabrication Agreement dated __________ between QuickLogic and Cypress Semiconductor Corporation (the "Agreement"), Cypress has previously agreed to QuickLogic's seeking such relief pending the arbitration of their dispute, and that unless such injunction is granted as prayed for, QuickLogic will suffer great and irreparable injury before the matter can be fully arbitrated, and on proof made to the Court's satisfaction, and good cause appearing:
     IT IS ORDERED that, during the pendency of the arbitration between the above-named parties, Cypress, and its officers, agents, employees, representatives and all persons acting in concert or participating with them, is required to continue fabricating and supplying semiconductor wafers to QuickLogic in accordance with Section 5(a) of the Agreement;
     IT IS FURTHER ORDERED that Cypress will commence wafer starts as required by Sections 5(a) and 5(b) of the Agreement;
     IT IS FURTHER ORDERED that QuickLogic is not required to provide a written undertaking.
     The Court reserves jurisdiction to modify this injunction as the ends of justice may require.


DATED:_____________              ______________________________________
                                 JUDGE OF THE SANTA CLARA
                                 COUNTY SUPERIOR COURT